    THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR.

    IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR COMMON SHARES (AS DEFINED BELOW) OF STOLT-NIELSEN S.A., PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS AT ONCE TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH OR TO WHOM THE SALE OR TRANSFER WAS EFFECTED, FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

                             LETTER OF TRANSMITTAL

                     TO EXCHANGE ANY AND ALL COMMON SHARES
                                       OF

                               STOLT-NIELSEN S.A.

            PURSUANT TO THE OFFERING CIRCULAR DATED JANUARY 21, 2000
--------------------------------------------------------------------------------
         THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
      NEW YORK CITY TIME, ON FRIDAY, FEBRUARY 18, 2000 UNLESS THE OFFER IS
                                    EXTENDED.
--------------------------------------------------------------------------------

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, EXCHANGE AGENT



          BY MAIL:                             BY HAND:                      BY OVERNIGHT COURIER:
     TENDERS & EXCHANGE             TENDERS & EXCHANGE DEPARTMENT              TENDERS & EXCHANGE
         DEPARTMENT             C/O SECURITIES TRANSFER AND REPORTING              DEPARTMENT
       P.O. BOX 2569                        SERVICES, INC.                  525 WASHINGTON BOULEVARD
         SUITE 4660                  100 WILLIAM STREET, GALLERIA                  3RD FLOOR
 JERSEY CITY, NJ 07303-2565               NEW YORK, NY 10038                 JERSEY CITY, NJ 07310

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF CERTIFICATES FOR COMMON SHARES ARE TO BE DELIVERED WITH IT OR, UNLESS AN AGENT'S MESSAGE (AS DEFINED IN THE OFFERING CIRCULAR) IS UTILIZED, COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE DEPOSITORY TRUST COMPANY ("DTC" OR THE "BOOK-ENTRY TRANSFER FACILITY") AS SET FORTH UNDER "THE EXCHANGE OFFER--PROCEDURE FOR EXCHANGING COMMON SHARES" IN THE OFFERING CIRCULAR (AS DEFINED BELOW).

    HOLDERS WHOSE CERTIFICATES FOR COMMON SHARES ARE NOT IMMEDIATELY AVAILABLE (OR WHO CANNOT FOLLOW THE PROCEDURE FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS) OR WHO CANNOT TRANSMIT THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFERING CIRCULAR) MAY NEVERTHELESS TENDER THEIR COMMON SHARES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH UNDER "THE EXCHANGE OFFER--PROCEDURE FOR EXCHANGING COMMON SHARES" IN THE OFFERING CIRCULAR. SEE INSTRUCTION 2.

    CAPITALIZED TERMS USED IN THIS LETTER OF TRANSMITTAL AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN THE OFFERING CIRCULAR.

    DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                        DESCRIPTION OF COMMON SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN BLANK EXACTLY AS NAME(S) APPEAR(S)                     COMMON SHARES TENDERED
                 ON THE CERTIFICATE(S))                            (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER OF
                                                                               COMMON SHARES
                                                            COMMON SHARE      REPRESENTED BY        NUMBER OF
                                                             CERTIFICATE       COMMON SHARE       COMMON SHARES
-----------------------------------------------------------------------------------------------------------------
                                                                -------------------------------------------

                                                                -------------------------------------------

                                                                -------------------------------------------
                                                            TOTAL COMMON
                                                               SHARES
-----------------------------------------------------------------------------------------------------------------
*  Need not be completed if Common Shares are delivered by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Common Shares represented by any Common Share certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                           EXCHANGE ELECTION FORM
----------------------------------------------------------------------------
I, the undersigned, hereby instruct the Exchange Agent to:

        / / Deliver ADSs in exchange for the Common Shares tendered herewith.

        / / Deliver Class B Shares in exchange for the Common Shares tendered herewith by book-entry transfer to the Verdipapirsentralen (VPS) account named below:

        VPS Account Number:
        VPS Account Name:
----------------------------------------------------------------------------
IMPORTANT: ONLY ONE OF THE BOXES ABOVE SHOULD BE CHECKED. IF (i) BOTH BOXES
ARE CHECKED, OR (ii) NEITHER BOX IS CHECKED, OR (iii) CLASS B SHARES ARE
ELECTED BUT NO VPS ACCOUNT INFORMATION IS PROVIDED, IT WILL BE DEEMED TO BE
AN INSTRUCTION TO THE EXCHANGE AGENT TO DELIVER ADSs IN EXCHANGE FOR THE
COMMON SHARES TENDERED HEREWITH.

PLEASE NOTE THAT IN THE EVENT THAT DELIVERY OF CLASS B SHARES IS ELECTED, NO
DELIVERY OF PHYSICAL SHARES WILL BE MADE.
----------------------------------------------------------------------------

/ / CHECK HERE IF COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
   Name of Tendering Institution: ______________________________________________
   DTC Account Number: _________________________________________________________
   Transaction Code Number: ____________________________________________________

/ / CHECK HERE IF CERTIFICATES FOR TENDERED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
   Name(s) of Tendering Holder(s): _____________________________________________
   Date of Execution of Notice of Guaranteed Delivery: _________________________ Name of Eligible Institution that Guaranteed Delivery: ______________________ Account Number (if Delivered by Book-Entry Transfer): _______________________ Transaction Code Numbers: ___________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Stolt-Nielsen S.A., a company organized under the laws of Luxembourg (the "Company"), each of the above-described Common Shares, no par value (the "Common Shares"), in exchange for (i) if so indicated in this Letter of Transmittal, one uncertificated Class B Share, no par value (together, the "Class B Shares"), registered in the Verdipapirsentralen system in Norway or (ii) one American Depositary Share ("ADS") representing one
Class B Share, on the terms and subject to the conditions set forth in the Offering Circular dated January 21, 2000 (the "Offering Circular"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

    Subject to, and effective upon, acceptance for exchange of the Common Shares tendered herewith in accordance with the terms of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Company, all right, title, and interest in and to all of the Common Shares tendered hereby that are exchanged pursuant to the Exchange Offer and hereby irrevocably constitutes and appoints the Exchange Agent for the Exchange Offer (the "Exchange Agent") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Common Shares, or transfer ownership of such Common Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Class B Shares or ADSs to which the undersigned is entitled upon the acceptance by the Company of such Common Shares under the Exchange Offer, (ii) present certificates for such Common Shares for cancellation and transfer of such Common Shares on the Company's books and
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares, all in accordance with the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that (i) the undersigned owns the Common Shares tendered hereby and has the full power and authority to validly tender, sell, assign and transfer the Common Shares tendered hereby,
(ii) when and to the extent the Company accepts the Common Shares for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim, (iii) on request, the undersigned will execute and deliver any additional documents the Exchange Agent or the Company deems necessary or desirable to complete the assignment, transfer and exchange of the Common Shares tendered hereby and (iv) the undersigned has read and agrees to all the terms of the Exchange Offer.

    The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described under "The Exchange Offer--Procedure for Exchanging Common Shares" in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Exchange Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offering Circular, the Company may terminate or amend the Exchange Offer or may not be required to accept for exchange any of the Common Shares.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, executors, administrators, successors and assigns of the undersigned. Except as stated in the Offering Circular, this tender is irrevocable.

    Unless otherwise indicated herein under "Special Issuance Instructions," please issue Class B Shares or ADSs and/or return or issue the certificate(s) evidencing any Common Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Common Shares Tendered." Similarly, (unless otherwise indicated under "Special Delivery Instructions" in the case of delivery of Class B Shares) please deliver or cause the delivery of Class B Shares or ADSs and/or the certificate(s) evidencing any Common Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Common Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Issuance Instructions" are completed, please issue or cause the issuance of the Class B Shares or ADSs and/or issue or return the certificate(s) evidencing any Common Shares not tendered or accepted for exchange in the name(s) of, and deliver said certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Common Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Common Shares not accepted for exchange. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Common Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for exchange any of the Common Shares so tendered.

    This Letter of Transmittal shall not be considered complete and valid, and delivery of Class B Shares or ADSs pursuant to the Exchange Offer shall not be made, until the Common Shares being tendered and all other required documentation have been received by the Exchange Agent as provided in the Offering Circular and this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

------------------------------------------------

                        SPECIAL DELIVERY INSTRUCTIONS(*)
                           (SEE INSTRUCTIONS 4 AND 8)

  To be completed ONLY if certificate(s) for ADSs and/or certificates for Common Shares not tendered or not exchanged are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

  Mail shares(s) or ADS(s) to:

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 8)

  To be completed ONLY if Class B Shares, certificate(s) for ADSs and/or certificates for Common Shares not tendered or not exchanged are to be registered and issued in the name of someone other than the undersigned.

  Issue any shares(s) or ADS(s) to:

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)
-----------------------------------------------------

*   Delivery of Class B Shares will be made only through the Verdipapirsentralen
    (VPS) system in Norway.

--------------------------------------------------------------------------------

                                   IMPORTANT
                               OWNER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Common Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the capacity in which such person is signing. See Instruction 5.)

  Signature(s) of Owner(s) ___________________________________________________

  Dated: _____________________________________________________________________

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (Full Title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
   (INCLUDE ZIP CODE)

   ------------------------------------------------------------
   ------------------------------------------------------------
    (DAYTIME AREA CODE AND TELEPHONE NO.)         (TAX IDENTIFICATION AND SOCIAL
SECURITY NO.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature: ______________________________________________________

  Name: ______________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Dated: _____________________________________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered owner(s) of the Common Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Shares) tendered herewith and such owner(s) have not completed either of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) such Common Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND COMMON SHARES; GUARANTEED DELIVERY INSTRUCTIONS. This Letter of Transmittal is to be used only if
(i) certificates for Common Shares are to be forwarded with it to the Exchange Agent or (ii) unless an Agent's Message is used, delivery of Common Shares is to be made by book-entry transfer pursuant to the procedures set forth under "The Exchange Offer--Procedure for Exchanging Common Shares" in the Offering Circular. Certificates for all physically delivered Common Shares, or confirmation of a book-entry transfer of all Common Shares delivered electronically into the Exchange Agent's account at the Book-Entry Transfer Facility, together in each case with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (as defined in the Offering Circular). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    Holders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Exchange Agent before the Expiration Date, may nevertheless tender their Common Shares by delivering to the Exchange Agent a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Procedure for Exchanging Common Shares" in the Offering Circular. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) the Exchange Agent must receive (by hand, mail or facsimile transmission), before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offering Circular and (iii) the certificates for all tendered Common Shares in proper form for transfer (or confirmation of a book-entry transfer of all such Common Shares into the Exchange Agent's account at the Book-Entry Transfer Facility), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Exchange Offer--Procedure for Exchanging Common Shares" in the Offering Circular.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. DELIVERY SHOULD BE EFFECTED AS SOON AS POSSIBLE BUT IN ANY EVENT NOT LATER THAN THE EXPIRATION DATE.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Common Shares will be exchanged. By executing this Letter of Transmittal or a facsimile hereof, each tendering holder waives any right to receive any notice of the acceptance of such holder's tender.

    3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Common Shares Tendered" is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNEXCHANGED COMMON SHARES. (Not applicable to holders who deliver Common Shares by book-entry transfer.) If fewer than all the Common Shares evidenced by any certificate delivered to the Exchange Agent are to be tendered, the holder thereof should so indicate by filling in the number of Common Shares that are to be tendered in the box entitled "Number of Common Shares Tendered." If such Common Shares are exchanged, a new certificate for the remainder of the Common Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either or both of the boxes entitled "Special Delivery Instructions" or "Special Issuance Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Exchange Offer. All Common Shares represented by the certificate(s) listed and delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Common Shares tendered herewith are registered in the names of two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the Common Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless Class B Shares or ADSs are to be issued and/or certificates for Common Shares not tendered or not exchanged are to be issued to a person other than the registered holder(s).

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on such certificates for such Common Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. The Company will pay any stock transfer taxes with respect to the transfer of Common Shares to it or its order pursuant to the Exchange Offer. If, however, any Class B Shares or ADSs are to be issued to, or certificates for Common Shares not tendered or accepted for exchange are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    7. IRREGULARITIES. All questions as to the number of Common Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Common Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer and any defect or irregularity in the tender of any particular Common Shares. The Company's interpretation of the terms and conditions of the Exchange Offer (including these instructions) shall be final and binding on all parties. No tender of Common Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Exchange Agent, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

    8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If any Class B Shares or ADSs are to be issued to, or any certificates for Common Stock not tendered or not exchanged are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if any of the ADSs or any certificates for Common Stock not tendered or not exchanged are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Description of Common Stock Tendered," the boxes entitled "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

    Class B Shares issued in exchange for Common Shares tendered herewith will be delivered by book-entry transfer through the Verdipapirsentralen system in Norway; no physical shares will be delivered.

    9. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its address or telephone numbers set forth below.

    10. SUBSTITUTE FORM W-9. Except as provided below under "Important Tax Information," each tendering holder is required to provide the Exchange Agent with a correct TIN on Substitute Form W-9 which is provided under "Important Tax Information" below. Failure to provide the information on the form may subject the tendering holder to a $50 penalty and a 31% U.S. Federal backup withholding tax may be imposed on the cash payments made to the holder or other payee with respect to Common Shares exchanged pursuant to the Exchange Offer.

    Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for Common Shares and any other required documents should be sent or delivered by each holder of Common Shares or such holder's broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses set forth below.

                           IMPORTANT TAX INFORMATION

    Under U.S. Federal income tax law, a holder whose tendered Common Shares are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute
Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the tendering holder or other payee to a $50 penalty. In addition, delivery of ADSs or Class B Shares to such holder or other payee with respect to Common Shares exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

    Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Completion of a Substitute Form W-9, in the case of a U.S. holder, provided in this Letter of Transmittal should be used to establish such exemption. In order for a foreign holder to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to such holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments to be made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of holders subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    Box number 1 in Part 2 of the Substitute Form W-9 may be checked if the tendering U.S. holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If box number 1 in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that box number 1 in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Common Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Common Shares. If the Common Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

-----------------------------------------------------------------------------------------------------------------------
                                           PART 1--PLEASE PROVIDE YOUR TIN               Social Security Number
                                           IN THE BOX AT RIGHT AND CERTIFY                         or
                                           BY SIGNING AND DATING BELOW               Employer Identification Number:
                                                                                        ------------------------
                                           -----------------------------------------------------------------
             SUBSTITUTE                    PART 2--
              FORM W-9                     1. / / CHECK BOX IF YOU ARE AWAITING TIN
                                           2. / / CHECK BOX IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING
                                           ----------------------------------------------------------------------------
     DEPARTMENT OF THE TREASURY            PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
      INTERNAL REVENUE SERVICE             (1) The Number shown on this form is my correct Taxpayer Identification
    PAYER'S REQUEST FOR TAXPAYER           Number (or I am waiting for a number to be issued to me), AND
    IDENTIFICATION NUMBER ("TIN")          (2) I am not subject to backup withholding because (i) I am exempt from
          AND CERTIFICATION                backup withholding, or (ii) I have not been notified by the Internal Revenue
                                               Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                                           CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.
-----------------------------------------------------------------------------------------------------------------------
NAME
-----------------------------------------------------------------------------------------------------------------------
                                                    (Please print)
ADDRESS

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                 (Including Zip Code)

SIGNATURE -------------------------------------------------------------------------------------------------------------

DATE ------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                                 CHECKED BOX NUMBER 1 IN PART 2 OF SUBSTITUTE FORM W-9
-----------------------------------------------------------------------------------------------------------------------

                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked box number 1 in Part 2 (and completed this Certificate of Awaiting Taxpayer Identification Number), all reportable cash payments made to me before the time I provide the
Exchange Agent with a properly certified taxpayer identification number will be subject to a 31% backup withholding tax.

Signature                                                                         Date

     ------------------------------------------------------------------               ----------------------------
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK



            BY MAIL:                          BY HAND:                   BY OVERNIGHT COURIER:
 Tenders & Exchange Department     Tenders & Exchange Department     Tenders & Exchange Department
         P.O. Box 2569              c/o Securities Transfer and         525 Washington Boulevard
           Suite 4660                 Reporting Services, Inc.                3(rd) Floor
   Jersey City, NJ 07303-2565       100 William Street, Galleria         Jersey City, NJ 07310
                                         New York, NY 10038

                                     BY FACSIMILE TRANSMISSION:
                                           (201) 324-3402
                                           (201) 324-3403
                                     CONFIRMATION BY TELEPHONE:
                                           (201) 222-4707

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                             D.F. KING & CO., INC.

                                77 Water Street
                               New York, NY 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                   ALL OTHERS CALL TOLL-FREE: (800) 347-4750

--------------------------------------------------------------------------------

    Any questions or requests for assistance or for additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.
--------------------------------------------------------------------------------